FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):     December 17, 1997

                                Yes Clothing Co.
             (Exact name of registrant as specified in its charter.)

                                   California
                    (State of incorporation or organization)

                                     0-18064
                            (Commission File Number)

                                   93-3768671
                      (I.R.S. Employee Identification No.)

              1380 West Washington Blvd., Los Angeles, California
                    (Address of principal executive offices)

                                      90007
                                   (Zip Code)

Registrant's telephone number, including area code:     (213) 765-7800

          (Former name or former address, if changed since last report)

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Item 1.  Changes in Control of Registrant

                  N/A

Item 2.  Acquisition or Disposition of Assets

                  N/A

Item 3.           Bankruptcy or Receivership

                  On  December      ,  1997,  the  Registrant  filed a Voluntary
Petition under Chapter 11 of the U.S. Bankruptcy Code. The Registrant is currently operating as Debtor-in-Possession. The proceeding was filed in the Central District of California Case No. LA97-58144AA.

Item 4.           Changes in Registrant's Certifying Accountant

                  N/A

Item 5.           Other Events

                  N/A

Item 6.           Change in Registrant's Directors

                  N/A

Item 7.           Financial Statements and Exhibits

                  N/A

Item 8.           Change in Registrant's Fiscal Year

                  N/A

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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Yes Clothing Co.
                                        (Registrant)



Dated: January 15, 1998              By:  /s/  Guy Anthome
                                             ----------------------------------
                                                  Guy Anthome, CEO and Director

                                                            [YES\8K:CHAPTR11.8K]

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